SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  October 12, 1999

                                    CPI CORP.
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                        001-10204                       431256674
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(State or Other Jurisdiction   (Commission                    (IRS Employer
      of Incorporation)        File Number)                 Identification No.)

1706 Washington Avenue, St. Louis, Missouri                       63103
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(Address of Principal Executive Offices)                       (Zip Code)

Registrants telephone number, including area code  (314) 231-1575

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On October 12, 1999, SPS International Holdings, Inc. delivered to CPI Corp. a notice of termination of the Agreement and Plan of Merger dated June 15, 1999 by and among SPS International Holdings, Inc., SPS Acquisition, Inc. and CPI Corp. (the "Letter of Termination"). A copy of the Letter of Termination is attached hereto as Exhibit 5.1.

     On October 12, 1999, CPI Corp. issued a press release stating that it had received the Letter of Termination and that no event has occurred that would justify termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 5.2.

     On October 12, 1999, CPI Corp. responded to the Letter of Termination. A copy of the response letter is attached hereto as Exhibit 5.3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CPI CORP.



Date: October 12, 1999               by:   /s/Alyn V. Essman
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                                     Name:  Alyn V. Essman
                                     Title: Chief Executive Officer